Exhibit 10.6
Fifth Amendment to the NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan
                           effective January 1, 2002.


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                                 FIFTH AMENDMENT
                                       TO
            NBT BANCORP INC. 401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN

     WHEREAS, NBT BANCORP INC. (the "Employer") sponsors and maintains the NBT BANCORP INC. 401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN (the "Plan") for the benefit of certain of its employees; and

     WHEREAS, Section 11.1 of the Plan authorizes the Employer to amend the Plan; and

     WHEREAS, the Employer desires to amend the Plan to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan years beginning after December 31, 2001.

     NOW  THEREFORE,  the Plan is amended, effective January 1, 2002 as follows:

1. Section 7.4(b) shall be amended by adding the following language at the end thereof:

          Notwithstanding the vesting schedules listed above, a Particpant shall be fully vested at all times in his Elective Contribution Account.

          Effective January 1, 2002, any dividends received in accordance with
          Section 4.4(o) shall be fully vested at all times. In addition, a Participant who had an account balance in the Plan as of December 31, 2001 shall be fully vested in any dividends paid during the 2001 Plan Year.

2.   Section 9.1(b) shall be amended by adding the following additional section
     (4) at the end thereof:

          The Participant has elected to receive all dividends in cash to the extent such election is currently available to him in accordance with
          Section 4.4(o).

3.   In all other respects, the Plan shall remain unchanged by this Amendment.



IN WITNESS WHEREOF, the Employer has caused this instrument to be executed the day and year first above written.

                                        NBT BANCORP INC.

                                        /S/ MICHAEL J. CHEWENS
                                        SIGNATURE

                                        SECRETARY
                                        TITLE

                                        12/17/01
                                        DATE


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